UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2007
(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events
On November 15, 2007, Keycorp’s Board of Directors determined to place before KeyCorp shareholders, at the 2008 Annual Shareholders Meeting, a proposal to amend KeyCorp’s Code of Regulations to declassify KeyCorp’s Board of Directors.
A copy of KeyCorp’s press release dated November 27, 2007, announcing the Board action, is attached as Exhibit 99.1 to this current report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     99.1     The full text of the Press Release dated November 27, 2007 is attached hereto.

INFORMATION ABOUT PROPOSED KEYCORP/U.S.B. HOLDING CO., INC. MERGER
On July 27, 2007, KeyCorp (NYSE: KEY) (“Key”) and U.S.B. Holding Co., Inc. (NYSE: UBH) (“USB”) announced the signing of a definitive agreement under which Key will acquire USB. Under the agreement by and among KeyCorp, an Ohio corporation, KYCA LLC, a Delaware limited company (the “Merger Sub”) and a direct wholly-owned subsidiary of Key, and USB, USB will merge with and into the Merger Sub, with the Merger Sub as the surviving entity of such merger. Subsequently, the Merger Sub will be merged into Key.
Key has filed a registration statement on Form S-4, as amended, with the Securities and Exchange Commission (‘SEC”) under the Securities Act of 1933, as amended, that registers its common shares in the Merger and includes a Proxy Statement for USB shareholders. The registration statement, including its exhibits, contains additional relevant information about Key and USB and the proposed Merger. USB mailed the Proxy Statement/Prospectus to its stockholders on or about October 26, 2007. USB has scheduled its special meeting of stockholders to vote on the plan of merger for USB and Key for November 28, 2007. Stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger, as well as any other relevant documents filed with the SEC or incorporated by reference in the Proxy Statement/Prospectus.
Key and USB file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any nonconfidential information filed with the SEC at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1024, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
The SEC also maintains a website that contains reports, proxy statements and other information about issuers, like Key, that file electronically with the SEC. The address of the website is http://www.sec.gov. The reports and other information filed by USB and Key with the SEC are also available at Key’s and USB’s websites. The address of Key’s website is http://www.key.com. The address of USB’s website is http://www.unionstate.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: November 27, 2007	/s/	Daniel R. Stolzer

	By:	Daniel R. Stolzer
Vice President and
Deputy General Counsel